Exhibit 10.3
[EXECUTION COPY]
THIRD AMENDMENT
TO CREDIT AGREEMENT
     THIS THIRD AMENDMENT TO CREDIT AGREEMENT (the “Amendment”), dated as of November 16, 2004, is made by and among Too, Inc., a Delaware corporation (the “Borrower”), each of the Guarantors (as defined in the Credit Agreement defined below), the Lenders (as defined in the Credit Agreement defined below), National City Bank, in its capacity as sole lead arranger and administrative agent for the Lenders under the Credit Agreement (the “Agent”), Fifth Third Bank, as co-syndication agent, LaSalle Bank National Association, as co-syndication agent, Bank of America, N.A., as co-documentation agent, and The Huntington National Bank, as co-documentation agent.
BACKGROUND
     The parties hereto are parties to that Credit Agreement, dated as of April 29, 2003 (as amended to the date hereof, the “Credit Agreement”), and desire to amend various terms thereof as set forth herein.
OPERATIVE PROVISIONS
     NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements hereinafter set forth and incorporating the above-defined terms herein and intending to be legally bound hereby, the parties hereto hereby agree as follows:
1. Defined Terms; References. Terms not otherwise defined in this Amendment shall have the respective meanings ascribed to them in the Credit Agreement. Each reference to “hereof,” "hereunder,” “herein,” and similar references contained in the Credit Agreement, and each reference to “this Agreement” and similar references contained in the Credit Agreement, shall refer to the Credit Agreement as and to the extent amended hereby.
2. Amendment of Credit Agreement.
     (a) Minimum Tangible Net Worth. Effective as of the date hereof, Section 7.02(o) of the Credit Agreement is hereby amended and restated in its entirety as follows:
“(o) Minimum Tangible Net Worth. The Borrower shall not at any time permit Consolidated Tangible Net Worth to be less than $225,000,000.
     (b) Definitions. Effective as of the date hereof, the definition of “Base Net Worth” set forth at Section 1.01 of the Credit Agreement is hereby deleted.
3. Representations and Warranties. Each of the Loan Parties hereby represents and warrants to the Lenders, after giving effect to this Amendment, as follows:
     (a) Authorization. The execution and delivery by the Loan Parties of this Amendment, the consummation by the Loan Parties of the transactions contemplated by the Credit Agreement as amended hereby, and the performance by each Loan Party of its respective obligations under the Credit Agreement as amended hereby have been duly authorized by all necessary corporate or similar applicable proceedings on the part of each Loan Party. On the date of each Loan Party’s execution hereof, there are no set-offs, claims, defenses, counterclaims, causes of action, or deductions of any nature against any of the Obligations;
     (b) Valid and Binding. This Amendment has been duly and validly executed and delivered by each Loan Party and constitutes, and the Credit Agreement as amended hereby constitutes, the legal, valid and binding obligations of each Loan Party enforceable in accordance with the terms hereof and thereof, except as the enforceability of this Amendment or the Credit Agreement as amended hereby may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors’ rights or by general principles of equity limiting the availability of equitable remedies;
     (c) No Conflicts. Neither the execution and delivery of this Amendment nor the consummation of the transactions contemplated by this Amendment or by the Credit Agreement as amended hereby nor compliance with the terms and provisions of this Amendment or of the Credit Agreement as amended hereby, by any of the Loan Parties, will (a) violate any Law, (b) conflict with or result in a breach of or a default under the articles or certificate of incorporation or bylaws or similar organizational documents of any Loan Party or any material agreement or instrument to which any Loan Party is a party or by which any Loan Party or any of their respective properties (now owned or hereafter acquired) may be subject or bound, (c) require any consent or approval of any Person or require a mandatory prepayment or any other payment under the terms of any material agreement or instrument to which any Loan Party is a party or by which any Loan Party or any of their respective properties (now owned or hereafter acquired) may be subject or bound, (d) result in the creation or imposition of any Lien upon any property (now owned or hereafter acquired) of any Loan Party, or (e) require any authorization, consent, approval, license, permit, exemption or other action by, or any registration, qualification, designation, declaration or filing with, any Official Body; and
     (d) No Defaults. After giving effect to the amendments made herein: (i) no Event of Default under and as defined in the Credit Agreement has occurred and is continuing, and (ii) the representations and warranties of each of Borrower and the other Loan Parties contained in the Credit Agreement and the other Loan Documents are true and correct on and as of the date hereof with the same force and effect as though made on such date, except to the extent that any such representation or warranty expressly relates solely to a previous date.
4. Effectiveness of Amendment.
     (a) This Amendment shall become effective as of the date hereof upon receipt by the Agent, from each of the Loan Parties and from the Required Lenders, of a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to Agent) that such party has signed a counterpart hereof.
     (b) Upon the effectiveness hereof, the Credit Agreement shall be amended hereby in accordance with the terms hereof, and this Amendment and the Credit Agreement shall hereafter be one agreement and any reference to the Credit Agreement in any document, instrument, or agreement shall hereafter mean and include the Credit Agreement as amended hereby. In the event of irreconcilable inconsistency between the terms or provisions hereof and the terms or provisions of the Credit Agreement, the terms and provisions hereof shall control. Except as specifically amended by the provisions hereof, the Credit Agreement and all other Loan Documents shall remain in full force and

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effect and are hereby ratified and confirmed by the parties hereto. Each Lender, by its execution hereof, hereby consents to this Amendment pursuant to the Credit Agreement.
5. Joinder of Guarantors. Each of the Guarantors hereby joins in this Amendment to evidence its consent hereto, and each Guarantor hereby reaffirms its obligations set forth in the Credit Agreement, as hereby amended, and in each Guaranty Agreement and each other Loan Document given by it in connection therewith..
6. Governing Law. This Amendment shall be deemed to be a contract under the laws of the State of Ohio and for all purposes shall be governed by and construed and enforced in accordance with the internal laws of the State of Ohio without regard to its conflict of laws principles.
7. Counterparts; Telecopy. This Amendment may be signed in any number of counterparts each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of executed signature pages by facsimile or other electronic transmission will constitute effective and binding execution and delivery.
[SIGNATURE PAGES FOLLOW]

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[SIGNATURE PAGE 1 OF 8 TO THIRD AMENDMENT]
     IN WITNESS WHEREOF, the parties hereto, intending to be legally bound hereby, have caused this Amendment to be executed and delivered as of the day and year first above written.

BORROWER:

TOO, INC.

By:	/s/ Michael W. Rayden

Name: Michael W. Rayden Title: Chairman, President and CEO

GUARANTORS:

AMERICAN FACTORING, INC.

By:	/s/ William E. May

Name: William E. May Title: Vice President

FLORET, LLC

By:	/s/ Vanessa McCullen

Name: Vanessa McCullen Title: President

JUSTICE STORES, LLC

By:	/s/ Michael W. Rayden

Name: Michael W. Rayden Title: Chairman, President and CEO

LT HOLDING, INC.

By:	/s/ Ronald Robinson

Name: Ronald Robinson Title: President and CEO

[SIGNATURE PAGE 2 OF 8 TO THIRD AMENDMENT]

LT IMPORT CORP.

By:	/s/ Willie Henderson

Name: Willie Henderson Title: President and CEO

LIMITED TOO CATALOG PRODUCTION, INC.

By:	/s/ Edward A. Woods

Name: Edward A. Woods Title: President and CEO

LIMITED TOO CREATIVE DESIGN, INC.

By:	/s/ Scott M. Bracale

Name: Scott M. Bracale Title: President and CEO

LIMITED TOO DIRECT, LLC

By:	/s/ Scott M. Bracale

Name: Scott M. Bracale Title: President and CEO

LIMITED TOO PURCHASING, INC.

By:	/s/ Douglas J. Probst

Name: Douglas J. Probst Title: President and CEO

LIMITED TOO STORE PLANNING, INC.

By:	/s/ Douglas H. Tilson

Name: Douglas H. Tilson Title: President and CEO

[SIGNATURE PAGE 3 OF 8 TO THIRD AMENDMENT]

MISH MASH, LLC

By:	/s/ Michael W. Rayden

Name: Michael W. Rayden Title: President and CEO

TOO GC, LLC

By:	/s/ William E. May

Name: William E. May Title: President, Treasurer, Secretary

TOO BRANDS, INC.

By:	/s/ Michael W. Rayden

Name: Michael W. Rayden Title: President and CEO

TOO BRANDS INVESTMENT, LLC

By:	/s/ William E. May

Name: William E. May Title: President, CEO and Treasurer

TOO IMPORT, LLP

By:	/s/ Willie Henderson

Name: Willie Henderson Title: President and CEO

[SIGNATURE PAGE 4 OF 8 TO THIRD AMENDMENT]

NATIONAL CITY BANK, individually and as Agent

By:	/s/ Ralph A. Kaparos

Name: Ralph A. Kaparos Title: Senior Vice President

[SIGNATURE PAGE 5 OF 8 TO THIRD AMENDMENT]

FIFTH THIRD BANK

By:	/s/ Christopher D. Jones

Name: Christopher D. Jones Title: Vice President

[SIGNATURE PAGE 6 OF 8 TO THIRD AMENDMENT]

LASALLE BANK NATIONAL ASSOCIATION

By:	/s/ Warren F. Weber

Name: Warren F. Weber Title: Senior Vice President

[SIGNATURE PAGE 7 OF 8 TO THIRD AMENDMENT]

BANK OF AMERICA, N.A.

By:	/s/ Peter Foley

Name: Peter Foley Title: Vice President

[SIGNATURE PAGE 8 OF 8 TO THIRD AMENDMENT]

THE HUNTINGTON NATIONAL BANK

By:	/s/ John M. Luehmann

Name: John M. Luehmann Title: Vice President